Exhibit 10.33

Execution Copy

TERMINATION AND TRANSITION AGREEMENT

BY AND AMONG

WYETH,

ACTING THROUGH ITS

WYETH PHARMACEUTICALS DIVISION,

and

WYETH-WHITEHALL PHARMACEUTICALS, INC.,

and

WYETH-AYERST LEDERLE, INC.,

and

AHP MANUFACTURING B.V.,

TRADING AS

WYETH MEDICA IRELAND,

AND

PROGENICS PHARMACEUTICALS, INC.

and

PROGENICS PHARMACEUTICALS NEVADA, INC.

and

EXCELSIOR LIFE SCIENCES IRELAND LIMITED

Effective as of October 1, 2009

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TABLE OF CONTENTS

Page

1.	DEFINITIONS	2

2.	TERMINATION OF THE PROGENICS-WYETH AGREEMENT	2

3.	PAYMENTS	3

3.1.	Payment to Progenics	3
3.2.	No Other Payments	3
3.3.	Offset for Payments Owed by / to Progenics / Wyeth	3

4.	SC PRODUCT TRANSITION	3

4.1.	SC Product Development	3
4.2.	SC Product Commercialization in the United States	6
4.3.	SC Product Commercialization Outside of the United States	7

5.	ADDITIONAL TRANSITION PROCEDURES	9

5.1.	Technology Transfer	9
5.2.	Regulatory and Additional Development Matters	10
5.3.	Supply of SC Product	13
5.4.	Supply of Oral Product	14
5.5.	Pharmacovigilance Activities; Product Recalls	15
5.6.	Assignment of Third Party Contracts	15
5.7.	Waiver of Rights Under, and Amendment of, the Chicago Agreement	17
5.8.	Coordination of Transition	17

6.	INTELLECTUAL PROPERTY	18

6.1.	Assignment of Certain Trademarks and Other Intellectual Property	18
6.2.	Limited License to Wyeth Trademarks	19
6.3.	Ownership of Intellectual Property Developed During the Transition	20
6.4.	License to Certain Know-How, Patent Rights and Technology	20
6.5.	Non-Assertion of Rights	22
6.6.	Non-exclusive License to Wyeth	22

7.	REPRESENTATIONS, WARRANTIES AND COVENANTS; INDEMNITY	23

7.1.	By Wyeth	23
7.2.	By Progenics	24
7.3.	Indemnity	25

8.	RELEASE; PUBLIC STATEMENTS	27

8.1.	Release	27
8.2.	Non-Disparagement	27
8.3.	Public Announcements	27

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9.	MISCELLANEOUS	28

9.1.	Records and Audits	28
9.2.	No Further Obligations	28
9.3.	Surviving Sections of the Progenics-Wyeth Agreement and the Partial Termination Agreement	28
9.4.	Confidentiality of the Terms of this Termination Agreement	29
9.5.	Assignment	29
9.6.	Further Actions	29
9.7.	Force Majeure	29
9.8.	Correspondence and Notices	30
9.9.	Amendment	31
9.10.	Waiver	31
9.11.	Severability	31
9.12.	Descriptive Headings	32
9.13.	Entire Agreement	32
9.14.	Independent Contractors	32
9.15.	Counterparts	32
9.16.	Future Relationships	32
9.17.	Interpretation	32
9.18.	No Third Party Rights or Obligations	33
9.19.	Governing Law	33
9.20.	Jurisdiction; Venue; Service of Process	33
9.21.	Waiver of Jury Trial	34
9.22.	Dispute Resolution	34
9.23.	Limitation of Damages	35
9.24.	Specific Performance	35

EXHIBITS

EXHIBIT A	Section 4.1.1
EXHIBIT B	Section 4.2.1
EXHIBIT C	Section 4.3.1
EXHIBIT D	Section 5.2.2
EXHIBIT E	Section 5.3
EXHIBIT F	Section 5.4
EXHIBIT G	Section 5.6
EXHIBIT H	Section 6.1
EXHIBIT I	Section 6.1
EXHIBIT J	Section 6.1
EXHIBIT K	Section 6.2
EXHIBIT L	Section 6.4
EXHIBIT M	Section 5.2.3

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TERMINATION AND TRANSITION AGREEMENT

This Termination and Transition Agreement (this “ Termination Agreement”) is signed this ninth day of October, 2009 (the “ Signing Date”) and effective as of the first day of October, 2009 (the “Effective Date”), by and among Wyeth, acting through its Wyeth Pharmaceuticals Division, a corporation organized and existing under the laws of the State of Delaware and having a principal place of business at 500 Arcola Road, Collegeville, Pennsylvania 19426 (“Wyeth Parent”), Wyeth-Whitehall Pharmaceuticals, Inc., a corporation having a principal place of business at Road No. 3, Kilometer 142.1, Guayama, Puerto Rico 00784, Wyeth-Ayerst Lederle, Inc., a corporation having a principal place of business at 65th Infantry Road, Kilometer 9.7, Carolina, Puerto Rico 00987-4904, and AHP Manufacturing B.V., trading as Wyeth Medica Ireland, a corporation organized and existing under the laws of the Kingdom of the Netherlands and having a principal place of business at Spicalaan 31, 2132 JG Hoofddorp, The Netherlands (collectively, “ Wyeth”), and Progenics Pharmaceuticals, Inc., a corporation organized and existing under the laws of the State of Delaware and having a principal place of business at 777 Old Saw Mill River Road, Tarrytown, NY 10591, Progenics Pharmaceuticals Nevada, Inc., a corporation organized and existing under the laws of the State of Nevada and having a principal place of business at 777 Old Saw Mill River Road, Tarrytown, NY 10591, and a direct, wholly-owned subsidiary of Progenics Pharmaceuticals, Inc. (“ProNev”), and Excelsior Life Sciences Ireland Limited, a corporation organized and existing under the laws of the Republic of Ireland and having a principal place of business at 25/28 North Wall Quay, Dublin 1, Dublin Co. Dublin, Ireland, and a direct, wholly-owned subsidiary of Progenics Pharmaceuticals, Inc. (collectively, “Progenics”).  Wyeth and Progenics may each be referred to herein individually as a “Party” and, collectively, as the “Parties.”

BACKGROUND

A.            Wyeth Pharmaceuticals is the pharmaceutical division of Wyeth and Wyeth-Whitehall Pharmaceuticals, Inc., Wyeth-Ayerst Lederle, Inc., and AHP Manufacturing B.V. are indirect subsidiaries of Wyeth Parent.

B.            Wyeth and Progenics are parties to that certain License and Co-Development Agreement, dated as of December 23, 2005, as amended (the “ Progenics-Wyeth Agreement”) pursuant to which Progenics granted to Wyeth an exclusive worldwide license to Develop and Commercialize [*] (“[*]”) for all prophylactic or therapeutic pharmaceutical uses of the Compound for the diagnosis, treatment or prevention of disease in humans.  Wyeth-Whitehall Pharmaceuticals, Inc. and Wyeth-Ayerst Lederle, Inc. have assigned part of their rights and obligations under the Progenics-Wyeth Agreement to AHP Manufacturing B.V., and Progenics has consented to such assignment.

C.           Pursuant to the Progenics- Wyeth Agreement, the Parties have developed and obtained Regulatory Approval for a subcutaneous formulation of [*], which is marketed and sold in a number of countries under the brand RELISTOR®.

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D.           The Parties previously terminated the Progenics- Wyeth Agreement with respect to Japan pursuant to that certain Partial Termination and License Agreement, dated as of the 16th day of October, 2008, by and among the Parties (the “ Partial Termination Agreement”).

E.           The Parties now wish to terminate the Progenics- Wyeth Agreement and the Partial Termination Agreement, each in its entirety, subject to the terms hereof and except as specifically provided herein, and in connection therewith set forth covenants relating to certain ongoing activities of Wyeth in furtherance of the transition of the Development and Commercialization programs contemplated by the Progenics- Wyeth Agreement from Wyeth to Progenics and/or its Ex-US Regional Partner(s) (as defined in Section 4.3.2) or U.S. licensee (collectively, each a “Commercial Partner”), and to provide for Wyeth to make certain payments to Progenics in consideration of Progenics’ efforts in connection with such activities in lieu of any corresponding payment obligations under the Progenics- Wyeth Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth below, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

1.	Definitions

All capitalized terms used, but not otherwise defined, in the text hereof shall have the meanings ascribed to such terms in the Progenics- Wyeth Agreement, notwithstanding the termination thereof as provided in Section 2 below.

2.	Termination of the Progenics- Wyeth Agreement

The Parties hereby acknowledge and agree that, except as otherwise expressly provided for herein:   (a) the Progenics- Wyeth Agreement shall be, and hereby is, terminated by mutual agreement of the Parties as of the Effective Date; (b) the Partial Termination Agreement shall be, and hereby is, terminated by mutual agreement of the Parties as of the Effective Date; (c) the Trademark Co-operation Agreement dated as of October 16, 2008 shall terminate by mutual agreement of the Parties as of the expiration of the International Sale Period; and (d) the provisions hereof shall supersede the provisions of the Progenics- Wyeth Agreement and the Partial Termination Agreement.  For the avoidance of doubt, and without limiting the generality of the foregoing, the Parties acknowledge and agree that the termination of Section 2.1 of the Progenics-Wyeth Agreement with respect to Japan as provided in Section 2 of the Partial Termination Agreement is included in and a part of the foregoing terminations.

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3.	Payments

3.1.       Payment to Progenics.  Subject to the terms and conditions of this Termination Agreement, Wyeth shall pay Progenics the sum of ten million United States dollars
($10,000,000), payable in installments as follows:

(a) $1,666,666 payable within ten (10) days of the Signing Date;

(b) $1,666,666 payable on January 30, 2010;

(c) $1,666,667 payable on April 30, 2010;

(d) $1,666,667 payable on July 30, 2010;

(e) $1,666,667 payable on October 30, 2010; and

(f) $1,666,667 payable on January 30, 2011.

3.2.  No Other Payments.  The payments provided for in this Termination Agreement are in lieu of all payments that may have been owed under the Progenics- Wyeth Agreement or Partial Termination Agreement.  The parties recognize that Wyeth has paid Progenics in advance for work performed by Progenics under the Progenics-Wyeth Agreement or Partial Termination Agreement in the third calendar quarter of 2009.  As of the Effective Date, except as explicitly stated in this Termination Agreement, Wyeth shall not be obligated to make any payments to Progenics under the Progenics- Wyeth Agreement or Partial Termination Agreement or to reconcile any amounts Wyeth advanced to Progenics under such agreements with any amounts billable by Progenics to Wyeth under such agreements.

3.3.  Offset for Payments Owed.  Either Party may deduct from any amount owed by such Party to the other pursuant to this Termination Agreement any amount then due and payable by the other Party to such Party under this Termination Agreement.

4.	SC Product Transition

4.1.      SC Product Development.

    4.1.1.       Wyeth shall, at its expense, complete Studies [*] as provided in the termination development plan attached hereto as Exhibit A (the “Termination Development Plan”), and produce [*] with respect thereto in the format provided in the Termination Development Plan within [*] of availability of a clinical data report, which period shall be extended by [*].  Wyeth shall, at its expense, produce the other documents specified in the Termination Development Plan within the time periods specified in the Termination Development Plan.  Wyeth shall not be obligated to conduct any activities other than those specified in the Termination Development Plan.

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    4.1.2.      Wyeth’s Development work shall include preparation of documentation (i.e., [*]) for US Regulatory Submissions and International Regulatory Submissions (each as defined in Section 5.2 of this Termination Agreement) to be submitted by Progenics and/or its Commercial Partner to the applicable Regulatory Authorities in connection with Studies [*], all as specified in the Termination Development Plan.   Except as indicated in Section 4.1.6, Wyeth’s Development work shall extend to and conclude with the delivery to Progenics of the aforementioned [*].

    4.1.3.  Wyeth shall be responsible for out-of-pocket expenses, not to exceed [*] United States dollars ($[*]) in the aggregate, incurred to complete [*] related to [*] utilizing [*] as provided in the Termination Development Plan  (the “[*]”).  Such stability studies shall be conducted by Wyeth through one or more subcontractors, including [*].  If responsibility for such studies is assigned to Progenics as contemplated in Section 5.6.5, then Wyeth shall reimburse Progenics for amounts it pays to [*] or other subcontractors that are conducting such stability studies (which reimbursements, taken together with any amounts paid by Wyeth to [*] or other subcontractors in connection with such stability studies, shall collectively be subject to the foregoing $[*] cap), but shall otherwise cease to be responsible for any Development of [*].  All expenses incurred in the conduct of the Development of [*] in excess of such cap or in addition to those activities provided in the Termination Development Plan shall be borne by Progenics and not reimbursed by Wyeth; provided that Progenics shall have no obligation to reimburse Wyeth for Wyeth’s internal costs.  Progenics and Wyeth intend for Wyeth to use its Commercially Reasonable Efforts to enter into a [*] Agreement with [*] reasonably agreeable to Progenics for the manufacture of [*] and for Wyeth to use its Commercially Reasonable Efforts to assign such agreement to Progenics following the expiration of the US Sale Period.  However, it is understood and agreed by Progenics that Wyeth does not represent or warrant that it will be able to enter into such a [*] Agreement on terms and conditions that will be acceptable to Progenics or that such [*] Agreement will be assignable by Wyeth to Progenics or any third party without [*]’s consent and that Wyeth shall have no obligation to undertake any additional obligations (including, without limitation, the payment of any money or the guarantee of any performance) or continue any obligations Wyeth may have under such [*] Agreement beyond the expiration of the International Sales Period in connection with entering into the [*] Agreement or any assignment thereof as contemplated by this Termination Agreement.  Subject to Section 5.3, Progenics shall be responsible for all payments that become due under such [*] Agreement for services performed and/or goods delivered following expiration of the US Sale Period.  Subject to the foregoing, Wyeth shall not have any additional obligations related to the Development of [*].  Progenics shall be solely responsible, at its expense, for [*] to support Progenics’ Commercialization activities.  Subject to Section 5.3, Wyeth shall be solely responsible, at its expense, for [*] to support Wyeth’s Commercialization activities during the International Sale Period (as defined in Section 4.3.1).

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    4.1.4.  Progenics shall be solely responsible for conducting, in its sole discretion, any Development activities related to the multi-dose pen delivery mechanism for the SC Product (the “Multi-Dose Pen”).  Wyeth’s sole and exclusive obligation with respect to the Development of the Multi-Dose Pen shall be to reimburse Progenics for its out-of-pocket expenses incurred under any contract with and actually paid to [*] or another vendor of Progenics’ choice specifically for the Development of the Multi-Dose Pen for [*] or such other vendor’s work related to the Development of the Multi-Dose Pen; provided that Wyeth shall not be required to reimburse Progenics for (and Progenics shall be solely responsible for) payments to [*] or such other vendor (a) in excess of nine million four hundred eighty thousand United States dollars ($9,480,000) or (b) that are incurred by Progenics after [*].  The reimbursement payable by Wyeth under this Section 4.1.4, shall be made within [*] days of Wyeth’s receiving from Progenics an invoice therefor, which invoice is accompanied by reasonable supporting documentation of such reimbursable out-of-pocket expenses.  Other than reimbursing Progenics for its payments to third parties as provided in this Section 4.1.4 and subject to the $9,480,000 cap, Wyeth shall not have any additional obligations related to the Development of the Multi-Dose Pen and Progenics shall be solely responsible, at its expense, for manufacturing Multi-Dose Pens to support Progenics’ Commercialization activities.

    4.1.5.       Wyeth shall not be obligated to pay for Development costs or to conduct any activities associated with [*] in [*] or any other delivery system or vehicle.  If, during the period of time in which Wyeth has Development responsibility for a particular presentation of the SC Product as provided in the Termination Development Plan, Progenics requests [*] in [*] or any other delivery system or vehicle, Progenics shall be responsible for all incremental costs and for conducting any additional activities associated with the change in the formulation, though Wyeth shall continue to be responsible for the costs and activities explicitly provided for in the Termination Development Plan, other than those costs, expenses and activities that arise as a result of such a change in the formulation.

    4.1.6.  Wyeth shall provide [*] to participate in no more than (a) [*] per [*] that shall not be longer than [*] in duration and shall take place at a location in [*] (the “Area”) selected by [*], and (b) [*] every [*] that shall not be longer than [*] in duration and shall take place at [*] in order to keep Progenics and/or its Commercial Partner reasonably informed about the Development activities provided in this Section 4.1; provided, however, that (x) such [*] shall occur during normal business hours and in such a way as to not be disruptive to [*], (y) [*] shall provide [*] with an agenda for each such meeting at least [*] in advance of such meeting indicating [*] and (z) [*] may, in its sole discretion, elect to [*].  Wyeth’s obligation to participate in such meetings with respect to a particular clinical study shall end on the delivery of such [*] to Progenics; provided that, prior to [*], Wyeth shall continue to make its personnel (to the extent such personnel are knowledgeable regarding such study and remain employed by Wyeth) available [*] or, with respect to Study [*].

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4.2.      SC Product Commercialization in the United States.

    4.2.1.  From the Effective Date through September 30, 2010 (the “ US Sale Period”), Wyeth shall continue to Commercialize the SC Product in the United States as provided in the commercialization plan attached hereto as Exhibit B (the “ US Termination Commercialization Plan”), and Wyeth shall continue to book sales and pay quarterly royalties and submit related reports as provided in Sections 6.5 and 6.6 of the Progenics- Wyeth Agreement.  Commencing October 1, 2010, Wyeth shall no longer have the right and obligation to Commercialize the SC Product in the United States and Wyeth shall cease these activities.  Within [*] after the expiration of the US Sale Period, Wyeth shall submit to Progenics a final royalty report in the form heretofore used under the Progenics- Wyeth Agreement and pay Progenics any royalties remaining due for sales made prior to such expiration.

    4.2.2.  During the US Sale Period, Wyeth shall be responsible for all ongoing SC Product Commercialization activities in the United States, including [*].  During the US Sale Period, Wyeth shall have sole decision authority over [*] activities related to the SC Product in the United States, including, without limitation, all decisions related to [*] for the SC Product; provided, however, that (a) Wyeth consults in good faith with Progenics with respect to [*] and (b) Progenics’ prior written consent shall be required for any [*], except [*] in which case Progenics’ consent is not required.   Except as provided in this Termination Agreement, prior to the expiration of the US Sale Period, Progenics shall not be involved in or undertake any [*] activities related to the SC Product in the United States.

    4.2.3.      Between [*] and the expiration of the US Sale Period, Wyeth shall, in cooperation with Progenics and/or its US Commercial Partner, transition SC Product Commercialization activities in the United States to Progenics and/or its US Commercial Partner in accordance with a transition plan that the Parties establish and agree upon within [*] after [*] (the “Termination Transition Plan”).  During this time period, Wyeth shall involve Progenics and/or its US Commercial Partner in planning, preparation and implementation of the transition of all SC Product Commercialization activities in the United States, including [*], to the extent reasonably necessary to facilitate the effective transition of such Commercialization activities as provided in the Termination Transition Plan by providing [*] to participate in (a) [*] per [*] that shall not be longer than [*] in duration and shall take place at a location in the Area selected by [*], and (b) [*] every [*] that shall not be longer than [*] in duration and shall take place at [*]; provided, however, that (w) such [*] shall occur during normal business hours and in such a way as to not be disruptive to [*], (x) [*] shall provide [*] with an agenda for each such meeting at least [*] in advance of such meeting indicating [*], (y) [*] may, in its sole discretion, elect to [*] and (z) Wyeth’s obligation to participate in such meetings shall end [*] the expiration of the US Sale Period.

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    4.2.4.  If all necessary Regulatory Approvals required to launch the Pre-Filled Syringe presentation in the United States (including, without limitation, Regulatory Marketing Approvals) are received from the FDA on or before [*], Progenics may elect to have Wyeth be responsible for the launch and promotion of the Pre-Filled Syringe presentation in the United States until the expiration of the US Sale Period by providing written notice to Wyeth within [*] after receiving notification of such approval.  However, if (a) such approval is not received on or before [*], (b) Progenics does not provide such notice to Wyeth or (c) [*], Wyeth shall not have any obligation to launch and promote the Pre-Filled Syringe presentation in the United States.

4.3.      SC Product Commercialization Outside of the United States.

    4.3.1.  From the Effective Date through December 31, 2010 (the “ International Sale Period”), Wyeth shall continue to Commercialize the SC Product outside the United States as provided in the commercialization plan attached hereto as Exhibit C (the “Ex-US Termination Commercialization Plan”).  During the International Sale Period, Wyeth shall continue to book sales and pay quarterly royalties and submit related reports as provided in Sections 6.5 and 6.6 of the Progenics- Wyeth Agreement; provided that Wyeth shall not pay such royalties with respect to Net Sales of Product outside the United States sold during the fourth calendar quarter of 2010 to the extent that after paying such royalties [*] as it relates to such calendar quarter.  Within [*] after the expiration of the International Sale Period, Wyeth shall submit a final royalty report in the form heretofore used under the Progenics- Wyeth Agreement to Progenics and pay Progenics any royalties remaining due for sales made prior to such expiration.  [*]

    4.3.2.  Notwithstanding the foregoing, if by [*], Progenics has entered into [*] with one or more partner(s) in a Region (as defined below), including licensee(s), sublicense(s) and/or distributor(s), under which such partner(s) would either distribute, market, promote, sell or otherwise Commercialize the SC Product in one or more [*] region(s) other than the United States (i.e., [*] (each a “Region”) (an “Ex-US Regional Partner”), but additional time is necessary for [*] in a country in such Region [*], Wyeth shall, upon Progenics’ request, continue to Commercialize the SC Product in such country for the period of time requested by Progenics until [*] (with respect to each relevant country, the “ Extended International Sale Period”).  In any event, however, the Extended International Sale Period for any relevant country shall expire no later than [*].  Except as provided in Section 5.2.5, Wyeth shall have no obligations with respect to the Commercialization of any SC Product after the expiration of (a) the International Sale Period, in any Region for which Progenics does not enter into [*] with an Ex-US Regional Partner, or (b) the Extended International Sale Period, in any country to which an Extended International Sale Period applies.   During each applicable Extended International Sale Period, Wyeth shall continue to book sales of SC Product, but no royalties shall be payable by or on behalf of Wyeth or any of its Affiliates in respect of Net Sales of the SC Product in the relevant country during the relevant Extended International Sale Period.  Furthermore, during each Extended International Sale Period, Wyeth shall have no obligation to launch any SC Product in any country.

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    4.3.3.  Notwithstanding anything herein to the contrary, Progenics may terminate the International Sale Period or any applicable Extended International Sale Period in a country at any time prior to the expiration of such International Sale Period or Extended International Sale Period, as applicable, by giving Wyeth at least [*] prior written notice.  Thereafter, Wyeth’s right and obligation to Commercialize the SC Product in such country shall expire and Wyeth shall cease these activities.

    4.3.4.      During the International Sale Period and any Extended International Sale Period in a country, Wyeth shall be responsible for all ongoing SC Product Commercialization activities in such country, including [*].  During the International Sale Period and any Extended International Sale Period in a country, Wyeth shall have sole decision authority over [*] activities related to the SC Product in such country, including, without limitation, all decisions related to [*] for the SC Product; provided, however, that (a) Wyeth consults in good faith with Progenics with respect to any [*] and (b) Progenics’ prior written consent shall be required for any [*], except [*] in which case Progenics’ consent is not required.  Except as provided in this Termination Agreement, prior to the expiration of the International Sale Period and any Extended International Sale Period in a country, Progenics shall not be involved in or undertake any [*] activities related to the SC Product in such country.

    4.3.5.  Between [*] and the expiration of the relevant International Sale Period or such earlier date as may be designated in any notice given by Progenics pursuant to Section 4.3.3, Wyeth shall, in cooperation with Progenics and/or its Ex-US Regional Partner(s), transition SC Product Commercialization activities outside the United States on a country-by-country basis to Progenics and/or its Ex-US Regional Partner (s) in accordance with the Termination Transition Plan.   Starting no earlier than [*] prior to the scheduled expiration of the International Sale Period (or such earlier period upon Progenics’ request in accordance with Section 4.3.3) in a country, Wyeth shall involve Progenics and/or its Ex-US Regional Partner(s) in planning, preparation and implementation of the transition of all Commercialization activities for the SC Product in such country, including [*], to the extent reasonably necessary to facilitate the effective transition of such Commercialization activities as provided in the Termination Transition Plan by providing [*] to participate in (a) [*] per [*] that shall not be longer than [*] in duration and shall take place at a location, selected by [*], in the Area or the relevant Region, and (b) [*] every [*] that shall not be longer than [*] in duration and shall take place at [*]; provided, however, that (v) if [*], Progenics must [*] in such transition, (w) such [*] shall occur during normal business hours and in such a way as to not be disruptive to [*], (x) [*] shall provide [*] with an agenda for each such meeting at least [*] in advance of such meeting indicating [*], (y) [*] may, in its sole discretion, elect to [*] and (z) Wyeth’s obligation to participate in such meetings shall end [*] the expiration of the International Sale Period or any applicable Extended International Sale Period in such country.

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    4.3.6.  If all necessary Regulatory Approvals required to launch the Pre-Filled Syringe presentation in a country (including Regulatory Marketing Approvals and Regulatory Pricing Approvals, as applicable) are received from all applicable Regulatory Authorities in such country on or before [*], Progenics may elect to have Wyeth be responsible for the launch and promotion of the Pre-Filled Syringe in the relevant country until the expiration of the relevant International Sale Period and any Extended International Sale Period by providing written notice to Wyeth within [*] after receiving notification from Wyeth of such approval.  However, if (a) such approval is not received on or before [*] or (b) Progenics does not provide such notice to Wyeth or (c) [*], Wyeth shall not have any obligation to launch and promote the Pre-Filled Syringe presentation in such country.

5.	Additional Transition Procedures

5.1.      Technology Transfer.   Wyeth and Progenics shall, within [*] after [*], establish procedures and a timeline for the transfer to Progenics and/or its Commercial Partner(s) of all [*], including all [*], relating to the Development, manufacture and/or Commercialization of the Products or the Compound ( including [*] created in the course of the Collaboration) in Wyeth’s Control, which procedures and timeline shall be documented in the Termination Transition Plan.  To the extent not previously provided to Progenics, Wyeth shall, at no cost to Progenics, transfer to Progenics and/or its Commercial Partner(s) [*] ([*], as applicable) of all such [*] (including [*]) (collectively, “Transition Materials”) in accordance with the agreed-upon timeline set forth in the Termination Transition Plan.  With each transfer of [*] Transition Materials set forth in the Termination Transition Plan, Wyeth shall confirm [*], and within [*] of receiving such confirmation, Progenics shall notify Wyeth in writing [*].  Wyeth shall not be obligated to respond to any request by Progenics for [*] Transition Materials unless such request is received by Wyeth in writing within such [*] period; provided that Progenics [*].  Additionally, Wyeth shall, at no cost to Progenics, provide technology transfer assistance to the extent reasonably necessary to enable Progenics and/or its Commercial Partner(s) to understand and utilize the (a) Transition Materials transferred to Progenics and/or its Commercial Partner(s) pursuant to this Section 5.1 and (b) Wyeth Collaboration Know-How licensed to Progenics pursuant to Section 6.4 of this Termination Agreement, as may be reasonably requested by Progenics by providing [*] to participate in no more than (x) [*] per [*] that shall not be longer than [*] in duration and shall take place at a location in the Area selected by [*], and (y) [*] every [*] that shall not be longer than [*] in duration and shall take place at [*]; provided, however, that (i) such [*] shall occur during normal business hours and in such a way as to not be disruptive to [*], (ii) [*] shall provide [*] with an agenda for each such meeting at least [*] in advance of such meeting indicating [*], (iii) [*] may, in its sole discretion, elect to [*] and (iv) Wyeth’s obligation to provide such assistance and consultation shall end on [*]; provided, however, that if Wyeth provides additional Transition Materials after such date, then, prior to [*], Wyeth will make its personnel (to the extent such personnel are knowledgeable about such additional Transition Materials and remain employed by Wyeth) available [*].  At Progenics’ request after such transfer, Wyeth shall destroy all copies of any such Transition Materials that relate exclusively to the Products; provided, however, that Wyeth may retain [*] of any Transition Materials in accordance with [*].

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5.2.      Regulatory and Additional Development Matters.

    5.2.1.       General.   Wyeth shall, at its expense and as provided in this Section 5.2, transfer to Progenics and/or its Commercial Partner(s) ownership of all Registrational Filings and Regulatory Approvals submitted or obtained for the Products and the Compound, and, to the extent not previously provided to Progenics, all [*] relating to the Products and the Compound, each to the extent they are owned by or held in the name of Wyeth or its Affiliates.   To the extent not previously provided to Progenics, Wyeth shall, at its expense, also provide support, documentation and assistance to the extent reasonably necessary to provide information to Progenics and/or its Commercial Partner(s) necessary for the completion by Progenics and/or its Commercial Partner(s) of all Registrational Filings and Regulatory Approvals transferred to Progenics and/or its Commercial Partner(s) pursuant to this Section 5.2, including support, documentation and assistance with the [*] of all such Registrational Filings and Regulatory Approvals.  To comply with the foregoing, in addition to providing all necessary or appropriate [*] (to the extent not previously provided to Progenics), Wyeth will also provide [*] to participate in no more than (a) [*] per [*] that shall not be longer than [*] in duration and shall take place at a location in the Area selected by [*], and (b) [*] every [*] that shall not be longer than [*] in duration and shall take place at [*]; provided, however, that (x) such [*] shall occur during normal business hours and in such a way as to not be disruptive to [*], (y) [*] shall provide [*] with an agenda for each such meeting at least [*] in advance of such meeting indicating [*] and (z) [*] may, in its sole discretion, elect to [*].   Wyeth’s obligation to provide such support and consultation related to such Registrational Filings and Regulatory Approvals shall end, on a Product-by-Product basis, upon the earlier of (i) [*] after Wyeth transfers to Progenics and/or its Commercial Partner(s) ownership of all Registrational Filings and Regulatory Approvals submitted or obtained for such Product or (ii) completion by Progenics and/or its Commercial Partner(s) of all Registrational Filings and Regulatory Approvals for such Product transferred to Progenics and/or its Commercial Partner(s) pursuant to this Section 5.2 or (iii) [*]; provided that Wyeth shall continue to make its personnel available [*] until [*].

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5.2.2.  SC Product – US.

    (a)       US Regulatory Submissions.  During the US Sale Period, Wyeth shall, at its expense, be responsible for the activities set forth on Exhibit D related to preparing Registrational Filings and Regulatory Approval submissions to the FDA for both the current formulation of the SC Product and formulations arising out of additional activities undertaken by Wyeth in connection with the SC Product (“ US Regulatory Submissions”).  Progenics shall be responsible for the compilation of and submission to the FDA of US Regulatory Submissions.  Following the US Sale Period, Progenics and/or its US Commercial Partner shall, subject to Wyeth’s obligations under Sections 4.1, 5.1 and 5.2.1 hereof, be responsible for preparing and submitting all US Regulatory Submissions for the SC Product.  In connection therewith, Wyeth shall, at its expense, provide to Progenics and/or its US Commercial Partner all [*], to the extent not previously provided to Progenics, that are reasonably necessary for Progenics and/or its US Commercial Partner to prepare and submit such Registrational Filings for the SC Product, including [*] and other relevant data.  Throughout the US Sale Period and thereafter, Progenics and/or its US Commercial Partner shall be responsible for maintaining, at its own expense, the Orange Book listing for the SC Product and, in connection therewith, shall be solely responsible for making determinations as to whether to list any particular patent in the Orange Book.

    (b)  Pediatric Studies of the SC Product.   Progenics and/or its US Commercial Partner may conduct such pediatric studies of SC Product as, when and in the manner it deems necessary, and as agreed with or required by the FDA, at Progenics’ own expense.  Notwithstanding the foregoing, Wyeth shall reimburse Progenics and/or its US Commercial Partner for all out-of-pocket expenses incurred prior to [*] by Progenics and/or its US Commercial Partner in conducting up to [*] pediatric studies of the SC Product within [*] of Wyeth’s receiving an invoice therefor accompanied by commercially reasonable supporting documentation; provided that such pediatric study(ies) (i) is(are) [*] and (ii) were initiated prior to [*].  Wyeth’s obligation to reimburse Progenics and/or its US Commercial Partner for such out-of-pocket expenses for such pediatric studies shall not exceed [*] United States dollars ($[*]) if [*] or five million United States dollars ($5,000,000) if [*].

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    5.2.3.  SC Product – Ex-United States.  During the International Sale Period, Wyeth shall, at its expense, be responsible for continuing to seek Regulatory Approval for the SC Product in the countries identified on Exhibit M.   Wyeth, at its expense, shall be responsible for preparing all Registrational Filings and Regulatory Approval submissions in such jurisdictions (“ International Regulatory Submissions”) relating to the SC Product.  During the International Sale Period , Wyeth shall be responsible for submitting to the relevant Regulatory Authorities appropriate International Regulatory Submissions for the SC Product as required by the Ex- US Termination Commercialization Plan.  In addition, during the International Sale Period and any Extended International Sale Period (on a country-by-country basis), Wyeth or its Affiliates shall (a) be responsible for interacting with the relevant Regulatory Authorities with respect to such International Regulatory Submissions related to the SC Product and (b) retain ownership of all International Regulatory Submissions relating to the SC Product.  Subject to Section 5.2.5, following the expiration or termination of the relevant International Sale Period or any Extended International Sale Period, Wyeth shall, on a country-by-country basis, promptly transfer to Progenics and/or its Ex-US Regional Partner ownership of all International Regulatory Submissions made, submitted or obtained for the SC Product.

5.2.4.  Oral Product.

    (a)  Registrational Filings and Regulatory Approvals.  Promptly following [*], Wyeth shall transfer to Progenics and/or its Commercial Partner(s) ownership of all Registrational Filings and Regulatory Approvals made, submitted or obtained for the Oral Product, including the investigational new drug application for the Oral Product.   Progenics and/or its Commercial Partner(s) shall thereafter be responsible for preparing and submitting all Registrational Filings and Regulatory Approval submissions relating to the Oral Product, and for all other [*] work for the Oral Product.   To the extent not previously provided to Progenics, Wyeth shall, at its expense, provide to Progenics and/or its Commercial Partner(s) such [*] that are reasonably necessary for Progenics and/or its Commercial Partner(s) to prepare and submit US Regulatory Submissions and International Regulatory Submissions for the Oral Product, including [*] and other related data.   Progenics and/or its US Commercial Partner(s) shall be responsible for maintaining the Orange Book listing for the Oral Product.  Following the Signing Date, Wyeth shall make [*] and other agreed-upon [*] available for consultation with Progenics and/or its Commercial Partner(s) with respect to formulation of Oral Product, at no cost to Progenics, until the earlier of (i) [*], (ii) [*] or (iii) [*]; provided that (x) such consultation shall occur during normal business hours and in such a way as to not be disruptive to [*], (y) [*] shall provide [*] with an agenda for each such meeting at least [*] in advance of such meeting indicating [*] and (z) [*] may, in its sole discretion, elect to [*].

(b)      [*]

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    5.2.5.  Delays in Transferring International Regulatory Submissions.  In the event that, despite Progenics’ good faith, diligent efforts, any International Regulatory Submissions cannot be transferred to Progenics and/or its Ex-US Regional Partner in the manner provided in this Section 5.2 upon the expiration or termination of the International Sale Period and any Extended International Sale Period due to any inability to secure, or any delay in securing, any necessary regulatory approvals, at Progenics’ written request delivered no later than [*] the expiration of the International Sale Period or any Extended International Sale Period, Wyeth shall (a) retain ownership of any such International Regulatory Submissions and (b) continue to be responsible for submitting to the relevant Regulatory Authority, and interacting with the relevant Regulatory Authorities, with respect to such International Regulatory Submissions as provided for in this Section 5.2 for the benefit of Progenics until such time as the necessary regulatory approvals have been obtained and then Wyeth shall promptly transfer to Progenics and/or its Ex-US Regional Partner such International Regulatory Submissions; provided, however, that Wyeth shall have no obligation to perform any acts or services (other than forwarding notices and other ministerial acts) in respect of such delayed International Regulatory Submissions.   Progenics shall reimburse Wyeth for all of Wyeth’s reasonable out-of-pocket costs and expenses incurred at the request of Progenics or a Regulatory Authority associated with Wyeth’s retaining ownership of any International Regulatory Submissions and associated activities contemplated by this Section 5.2.5.  Notwithstanding the foregoing, Wyeth shall not be required to retain ownership of any International Regulatory Submissions pursuant to this Section 5.2.5 beyond [*], after which time Wyeth shall have no obligations with respect to such International Regulatory Submissions and Wyeth may abandon or retain such International Regulatory Submissions if Wyeth so chooses in its sole discretion.

5.3.  Supply of SC Product.  Wyeth shall be responsible for manufacturing sufficient supplies of the current vial presentation and, to the extent Commercialized by Wyeth at Progenics’ request as provided in Section 4.2.4 and 4.3.6, the Pre-Filled Syringe, to satisfy demand for such presentation(s) of the SC Product in each country in which Wyeth is Commercializing such presentation(s) of the SC Product pursuant to Sections 4.2 or 4.3 of this Termination Agreement through [*] for the US and [*] for the ex-US Regions.  Not later than [*], Wyeth and Progenics shall assess the state of the US and ex-US inventory for each such presentation of the SC Product that is available for such Commercialization in the US and in the ex-US Regions.  If, in Progenics’ reasonable business judgment, there is not a sufficient quantity of either presentation to fulfill [*] through [*] for the US and [*] for the ex-US Regions, Progenics may give Wyeth [*] for Wyeth to manufacture such quantities of each presentation of the SC Product according to the manufacturing and supply terms attached hereto as Exhibit E (the “Manufacturing and Supply Terms”) and subject to the limitations of any contracts related to the manufacturing or supply of such presentations of the SC Product between Wyeth and any Third Party: [*].  Subject to the Manufacturing and Supply Terms, Wyeth shall have such presentations of the SC Product manufactured using [*] of each presentation of the SC Product and the requirements of any contracts related to the manufacturing or supply of such presentations of the SC Product between Wyeth and any Third Party.  Subject to the Manufacturing and Supply Terms, Wyeth shall transfer [*] finished SC Product (including any inventory of the Pre-Filled Syringe in Wyeth’s possession, whether manufactured for Development or Commercial use and any SC Product ordered by Progenics pursuant to this Section 5.3 to fulfill [*] through [*] for the US or [*] for the ex-US Regions) to Progenics and/or its Commercial Partner(s) as follows:

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(a) commencing [*], Wyeth shall transfer [*] inventory [*];

(b) within [*] of [*], Wyeth shall transfer [*] inventory [*];

(c) commencing [*], Wyeth shall transfer [*] inventory [*];

(d) within [*] of [*], Wyeth shall transfer [*] inventory [*];

(e) within [*] of [*], Wyeth shall transfer [*] inventory [*].

In each case, Progenics shall purchase such inventory of finished SC Product at [*].  In no event shall Progenics be required to purchase inventory that [*] or that [*].  After Wyeth has discontinued manufacturing of the SC Product, Wyeth shall transfer to Progenics [*] API, excipients and packaging components purchased or produced by Wyeth specifically for the manufacture of the SC Product, other than those necessary for Wyeth to fulfill its obligations pursuant to this Section 5.3, and Progenics shall reimburse Wyeth for its costs associated with purchasing or producing such material.  All SC Product, API, excipients, and package components delivered by Wyeth to Progenics shall be delivered [*].  On delivery, Wyeth will provide Progenics with an invoice for costs of such SC Product, API, excipients, and package components delivered.   Progenics shall pay Wyeth within [*] of receiving such invoice.

5.4.       Supply of Oral Product.   To the extent not previously provided to Progenics, Wyeth shall promptly transfer to Progenics and/or its Commercial Partner all technology [*] for the manufacture of each form of the Oral Product developed by Wyeth set forth on Exhibit F, including [*] the Oral Product .  Wyeth shall transfer to Progenics or its Commercial Partner [*] oral [*] and [*] manufactured [*], at no cost to Progenics, which transfer shall occur in two or more stages: [*] an initial quantity of [*] oral [*] will be made on or before [*] and [*] the remaining quantity of [*] oral [*] will be made [*].  All such deliveries shall be [*].   All Oral Product delivered by Wyeth to Progenics shall be delivered [*].  Except as provided for herein, Progenics shall be responsible for all costs and activities related to the Development and Commercialization of the Oral Product.

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5.5.       Pharmacovigilance Activities; Product Recalls.   Wyeth shall continue to perform its pharmacovigilance activities pursuant to the existing Wyeth/Progenics Pre-Approval Pharmacovigilance Agreement and Post-Approval Pharmacovigilance Agreement in (a) the United States during the US Sale Period and (b) each country where Wyeth is Commercializing the SC Product so long as Wyeth holds the Regulatory Approval for the SC Product in such country in accordance with this Termination Agreement.  If Wyeth is required or voluntarily decides to initiate a Recall with respect to any Product, Wyeth shall promptly notify Progenics of such requirement or decision.  In the event of any Recall, in the United States during the US Sale Period and/or any country where Wyeth holds the Regulatory Approval for the SC Product in accordance with this Termination Agreement, Wyeth shall be solely responsible for (x) all contact with applicable Regulatory Authorities and (y) implementing, directing and administering any Recall of any Product required or recommended by any Regulatory Authority, court or other governmental authority of competent jurisdiction, or determined by Wyeth, in consultation with Progenics, to be necessary or advisable.  Notwithstanding any other provision of this Termination Agreement, to facilitate the transition of Development and Commercialization activities provided for herein, the Quality Agreements between the Parties entered into pursuant to the Progenics-Wyeth Agreement shall remain in effect until completion of the US Sale Period in the United States and the International Sale Period or Extended International Sale Period (as applicable) in other countries (on a country-by-country basis).

5.6.  Assignment of Third Party Contracts.

    5.6.1.  Wyeth has delivered or shall deliver promptly after [*] to Progenics copies of all agreements related to the Development, manufacture and/or Commercialization of the Compound and/or the Products (“Third Party Contracts”), subject to provisions in any such Contracts regarding the confidentiality thereof, and has, to the extent consistent with such provisions, fully informed or will inform Progenics as to the subject matter thereof.  A list of Third Party Contracts is set forth on Exhibit G1.

    5.6.2.  Wyeth shall use its reasonable efforts to assign and delegate to Progenics and/or its Commercial Partner(s) all of Wyeth’s rights and obligations under those Third Party Contracts identified as being a Selected Third Party Contract on Exhibit G2 (the “ Selected Third Party Contracts”).  Each Selected Third Party Contract shall be assigned to Progenics and/or its Commercial Partner(s) on or about the assignment effective date set forth on Exhibit G2 with respect to such contract, subject to obtaining, if necessary, the consent of the Third Party to such assignment.   Wyeth and Progenics shall use their respective reasonable efforts to obtain the consent of such Third Party(ies) to the assignment of any such Selected Third Party Contracts.  In connection with obtaining such consents, Progenics will cooperate with Wyeth in [*].  The Parties shall commence, if necessary, discussions with all counterparties to the Selected Third Party Contracts promptly following [*] in order to effectuate terms of this Section 5.6 as promptly as practicable.  The Parties shall each cooperate with one another to, as promptly as practicable, prepare all necessary documentation to obtain all necessary consents for such Selected Third Party Contracts necessary to consummate the transactions contemplated by this Termination Agreement or otherwise reasonably required in connection therewith.   Wyeth shall [*] the assignment of any Selected Third Party Contract.

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    5.6.3.  To the extent that any Selected Third Party Contract is not assignable without the consent of the counterparty to such Selected Third Party Contract and [*], the performance obligations of Wyeth thereunder shall, unless not permitted by such Selected Third Party Contract, be deemed to be subcontracted to Progenics and/or its Commercial Partner(s) until such Selected Third Party Contract has been effectively assigned [*].  If any such consent to assignment [*] cannot be timely obtained, (a) Wyeth shall waive any exclusivity provision contained in such Selected Third Party Contract to the extent necessary to allow Progenics and/or its Commercial Partner(s) to enter into its/their own agreement with such Third Party, and (b) Wyeth and Progenics shall cooperate in any reasonable arrangement designed to provide for Progenics and/or its Commercial Partner(s) the benefits and obligations intended to be assigned or delegated to and assumed by Progenics and/or its Commercial Partner(s) under the relevant Selected Third Party Contract, including enforcement for the account of Progenics and/or its Commercial Partner(s) (and at the expense of Progenics and/or its Commercial Partner(s)) of any and all rights of Wyeth against the other party(ies) thereto arising out of the breach or cancellation thereof by such other party(ies) or otherwise.  In furtherance of the foregoing, Wyeth agrees that in the event any Selected Third Party Contract is not assignable to Progenics or its Commercial Partner(s), and in the event that Progenics or its Commercial Partner(s) and the relevant counterparty wish to enter into a new contract with such Third Party, Wyeth shall, and hereby does, consent to the use by any such Third Party for the benefit of Progenics of any confidential information, technology and/or Know-How of such Third Party developed in connection with the Third Party’s work for Wyeth, subject to applicable restrictions of confidentiality and limitations on use.

    5.6.4.  Pursuant to Section 5.6.2, Wyeth shall use its reasonable efforts to assign to Progenics all of its right, title and interest in, to and under the Non-Disclosure Agreement between Wyeth and [*].  As of the Signing Date, no other agreement is in place between Wyeth and [*] with respect to the Development of the Multi-Dose Pen.  Progenics and Wyeth intend for Progenics to negotiate directly with [*] or any other vendor of Progenics’ choosing and enter into its own agreement with [*] or such other vendor related to the Development of the Multi-Dose Pen and for Wyeth to reimburse Progenics for its out-of-pocket expenses paid pursuant to such agreement(s) as provided in Section 4.1.4 and subject to the monetary limitations contained therein.

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    5.6.5.  Similarly, pursuant to Section 5.6.2, Wyeth shall use its reasonable efforts to assign to Progenics all its right, title and interest in, to and under the [*] Agreement and the [*] Agreement, as amended, between Wyeth and [*]; provided that Wyeth shall not assign such agreements to Progenics until Wyeth reasonably determines that such agreements are no longer necessary for Wyeth to satisfy its Development obligations under this Termination Agreement.  As of the Signing Date, no other agreement is in place between Wyeth and [*] with respect to the Development of [*].  Wyeth shall be responsible for expenses incurred in completing the activities contemplated in these agreements with [*] as provided in Section [*] and subject to the monetary limitations contained therein.  Progenics and Wyeth intend for Wyeth to enter into a [*] Agreement with [*] related to the manufacture of [*].  Once executed, such [*] Agreement shall be considered a Selected Third Party Contract for the purposes of this Termination Agreement and shall be subject to the provisions of Section 5.6.2, with an anticipated assignment effective date corresponding to expiration of the US Sale Period.

5.7.       Waiver of Rights Under, and Amendment of, the Chicago Agreement.   Wyeth hereby waives any and all rights and licenses under that certain Agreement Related to Progenics’ MNTX In-License dated as of the 22nd day of December, 2005 by and among the University of Chicago, acting on behalf of itself and its affiliate ARCH Development Corporation (the “University”), Progenics, ProNev and Wyeth (the “ Chicago Agreement”).   Wyeth shall, and shall cause its Affiliates to, cooperate with Progenics in connection with Progenics’ efforts to amend and restate the Chicago Agreement.  The University is hereby named as an express third party beneficiary of the waiver referred to above with the right to enforce such waiver as if it were a party to this Termination Agreement.

5.8.  Coordination of Transition.  [*] following [*], the Parties shall each designate at least [*] representatives, with appropriate expertise, who shall be solely responsible for coordinating the activities and communication between the Parties contemplated by this Termination Agreement and shall constitute a Transition Committee for the purposes of this Termination Agreement.  Each Party shall determine, in its sole discretion, each representative’s role in coordinating such activities and communications and the applicable expertise required of such representative.  [*] following [*], each Party will provide written notice to the other Party identifying its designated representatives and describing how they may be contacted by the other Party, and by like notice, each Party may replace any of its designated representatives or otherwise change the constitution of its group of designated representatives.  Each Party shall direct all communications to the other Party to the appropriate representative(s) designated to receive and coordinate communications related to the particular subject matter of the communication.  The Transition Committee shall meet [*] for [*] during each [*] at a location in the Area selected by [*], during normal business hours and in such a way as to not be disruptive to [*].  The Transition Committee shall meet until all Development and Commercialization activities of Wyeth have been transferred to Progenics and/or its Commercial Partner(s) as provided for herein.  [*] shall provide [*] with an agenda for each such meeting at least [*] in advance of such meeting indicating [*], and [*] may, in its sole discretion, elect to [*].

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6.	Intellectual Property

6.1.       Assignment of Certain Trademarks and Other Intellectual Property.

    6.1.1.   Assignment of US Trademarks and Other US Intellectual Property.  Effective as of the expiration of the applicable US Sale Period,  Wyeth shall, and hereby does, assign to Progenics all United States trademarks, trade dress, Internet domain names and all copyright rights in and to any content (including website content), advertising, promotional and marketing materials and other copyrightable materials owned by Wyeth and its Affiliates identified on Exhibit H1 (“ Assigned US IP”).  In furtherance of the assignment of (a) trademarks identified on Exhibit H1, the Parties have executed and delivered to one another the Trademark and Domain Name Assignment Agreement attached hereto as Exhibit I and (b) the other Assigned US IP, the Parties have executed and delivered to one another the Assignment of Copyrights attached hereto as Exhibit J.  Progenics shall be responsible for the costs of recording such assignments, when necessary or, in the opinion of Progenics, advisable, and all such assignments shall be executed and delivered to Progenics no later than [*] after the expiration of the US Sale Period.

    6.1.2.       Assignment of Ex- US Trademarks and Other Ex- US Intellectual Property.  Effective as of the expiration of the International Sale Period, Wyeth shall, and hereby does, assign to Progenics all Ex-United States trademarks, trade dress, Internet domain names and all copyright rights in and to any content (including website content), advertising, promotional and marketing materials and other copyrightable materials owned by Wyeth and its Affiliates identified on Exhibit H2 (“Assigned Ex-US IP” and, together with the Assigned US IP, the “Assigned IP”).  If there is an Extended International Sale Period in any particular country in the Territory, then the foregoing assignment shall be effective as of the expiration of the Extended International Sale Period in such country with respect to any trademark registration or other Assigned Ex-US IP in such country.  In furtherance of the assignment of (a) trademarks identified on Exhibit H2, the Parties have executed and delivered to one another the Trademark and Domain Name Assignment Agreement attached hereto as Exhibit I and (b) the other Assigned Ex-US IP, the Parties have executed and delivered to one another the Assignment of Copyrights attached hereto as Exhibit J.  Progenics shall be responsible for the costs of recording such assignments, where necessary or, in the opinion of Progenics, advisable, and all such assignments shall be executed and delivered to Progenics no later than [*] after the expiration of the International Sale Period or any Extended International Sale Period (if applicable).  In the event that the Trademark and Domain Name Assignment Agreement cannot be recorded in any country due to the form thereof, Progenics shall prepare a reasonable country-specific assignment agreement (which in substance is not inconsistent with this Termination Agreement and/or the Trademark and Domain Name Assignment Agreement attached hereto as Exhibit I) to assign to Progenics the trademarks in such country that are included in the Assigned IP, and Wyeth shall execute and deliver to Progenics any such assignment agreement within [*] after Progenics delivers such assignment agreement to Wyeth.

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    6.1.3.  Accuracy of Exhibits H1 and H2.  The Assigned IP constitute all trademarks, Internet domain names, trade dress and copyrights owned by Wyeth that relate exclusively to the Products.

6.2.      Limited License to Wyeth Trademarks.

    6.2.1.  License Grant.  Effective as of the expiration of the US Sale Period or International Sale Period and any applicable Extended International Sale Period (as applicable), Wyeth shall, and hereby does, grant to Progenics a limited, royalty-free, non-exclusive, non-transferable license, without the right to sublicense (other than to Progenics’ Commercial Partners), to use the trademarks listed on Exhibit K (the “ Wyeth Trademarks”) in the Territory in which they apply, as follows:

    (a)  on [*] until [*]; provided that such Trademarks are used in the identical manner as supplied by Wyeth; provided, however, that Progenics must maintain the quality of the Products supplied by Wyeth in accordance with Wyeth’s past practice and with all applicable legal requirements; and

    (b)  on [*] for no longer than [*] following the end of the US Sale Period or International Sale Period and any Extended International Sale Period (as applicable); provided, however, that Progenics shall remove the Wyeth Trademarks from any Internet web site operated by Progenics and/or its Commercial Partner(s) no later than [*] following the end of the US Sale Period (for US-directed web sites) or International Sale Period or any Extended International Sale Period (as applicable for ex- US directed Internet web sites).

 In any event, however , Progenics shall use Commercially Reasonable Efforts to cease all use of the Wyeth Trademarks as soon as practicable.

    6.2.2.  No License to Third Party Marks.  No rights are granted by Wyeth under this Termination Agreement with respect to any Third Party trademark.  Progenics acknowledges that trademarks owned by [*] appear on [*] certain SC Product [*] and have been included in certain marketing materials relating to the Product with the approval of [*].  Progenics acknowledges that Wyeth is not granting any rights to Progenics with respect to any [*] trademark.  Progenics will be solely responsible for obtaining authorization from [*] to use any such trademark after expiration of the US Sale Period and International Sale Period, as applicable.

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6.3.      Ownership of Intellectual Property Developed During the Transition.  Inventorship of any invention that arises during the performance of the Termination Development Plan, US Termination Commercialization Plan, Ex- US Termination Commercialization Plan , transfer of technology or any other activities contemplated by this Termination Agreement, and any Patent Right claiming such invention, shall be determined in accordance with rules and guidelines regarding inventorship as established under United States patent law, including case law and regulations associated therewith.  Authorship of any work subject to copyright protection shall be determined in accordance with United States copyright law, including case law and regulations associated therewith.  For the purposes of this Termination Agreement, any such invention or work shall be included within the definitions of Wyeth Collaboration Know-How, Wyeth Collaboration Patent Rights, Progenics Know-How, Progenics Patent Rights, Joint Know-How, and Joint Patent Rights to the extent consistent with the definitions of those terms in the Progenics- Wyeth Agreement as if such invention or work was made or created during the Term in the course of the Collaboration.

6.4.      License to Certain Know-How, Patent Rights and Technology.

    6.4.1.  License.  Subject to the terms and conditions of this Termination Agreement, Wyeth shall, and hereby does, grant to Progenics a fully paid-up, perpetual, irrevocable, royalty-free, worldwide, transferable (to the extent provided in Section 9.5), exclusive (except as to Wyeth and its Affiliates) license (with the right to grant sublicenses) in the Field to all Wyeth Collaboration Patent Rights, Wyeth Collaboration Know-How and Wyeth’s interest in the Joint Patent Rights and the Joint Know-How, to make, have made, use, Develop, sell, offer to sell, have sold, import, export and otherwise exploit or Commercialize the Compound and the Products in the Territory (including Japan).  To the extent not included in the preceding license, subject to the terms and conditions of this Termination Agreement, Wyeth shall, and hereby does, also grant to Progenics a fully paid-up, perpetual, irrevocable, royalty-free, worldwide, transferable, non-exclusive license (with the right to grant sublicenses) in the Field to all manufacturing technology Controlled by Wyeth and that has been used or, as of the Effective Date, is in development specifically for use by or on behalf of Wyeth in the manufacture of the Compound and Products to make, have made, use, Develop, sell, offer to sell, have sold, import, export and otherwise exploit or Commercialize the Compound and the Products in the Territory (including Japan).  A list of all Wyeth Collaboration Patent Rights and Joint Patent Rights existing as of the Effective Date, including the title, application number and filing date is set forth on Exhibit L1 for Wyeth Collaboration Patent Rights and Exhibit L2 for Joint Patent Rights hereto.  Progenics shall be permitted to transfer Progenics’ ownership interests in the Joint Technology, including the Joint Patent Rights, on a country-by-country basis, through sublicense, sale or otherwise, without prior consent from Wyeth.

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    6.4.2.  Enforcement. Progenics shall have the sole right but not the obligation, at its own expense, to take action to obtain a discontinuance of any infringement of, bring suit against a Third Party infringer or alleged Third Party infringer of, or defend against any action commenced by a Third Party (including any declaratory judgment action) with respect to any Wyeth Collaboration Patent Rights and Joint Patent Rights licensed to Progenics hereunder, without prior notice to or consent of Wyeth.  Progenics shall have the right to control any such action or suit using counsel of its own choice, and shall have the right to enter into any settlement with respect to such any action or suit, without the prior notice to or consent of Wyeth, including any settlement which grants a Third Party sublicense as permitted by Section 6.4.1, or would enjoin or grant other equitable relief against Progenics or Wyeth.  For the purpose of exercising and enforcing its rights under Section 6.4.1 and this Section 6.4.2, Progenics may join Wyeth as a party to any such action or suit brought, or defended, by Progenics; provided , however, that Progenics shall bear all the expenses of such action or suit, including those incurred by Wyeth as a participant (including Wyeth’s own independent counsel).  Wyeth shall cooperate (including by executing any documents required to enable Progenics to initiate or defend such litigation) with Progenics in any suit for infringement of any Wyeth Collaboration Patent Rights or Joint Patent Rights licensed to Progenics hereunder brought by Progenics against a Third Party or in the defense of any Claim commenced by a Third Party in accordance with this Section 6.4.2, at Progenics’ expense, and shall have the right to consult with Progenics and to participate in and be represented by independent counsel in such litigation at Progenics’ expense.  Progenics shall not incur any liability to Wyeth as a consequence of such litigation or any unfavorable decision resulting therefrom, including any decision holding any Patent Right invalid or unenforceable.  However, Progenics shall indemnify and hold Wyeth harmless from any liability to a Third Party as a consequence of such litigation or defense or any unfavorable decision resulting therefrom arising out of the use by Progenics of any Patent Rights licensed by Progenics hereunder, except for any liability (a) in respect of which Wyeth has an indemnification obligation to Progenics or (b) that may arise from actions of Wyeth in violation of any law or regulation not related to the Product or Compound.  Any recovery obtained by Progenics as a result of any such proceeding against a Third Party infringer shall be retained by Progenics.

    6.4.3.  Prosecution and Documentation.  With respect to each Wyeth Collaboration Patent Right, Joint Patent Right, and Progenics Patent Right, as of the Effective Date, Progenics shall be solely responsible for filing,

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 prosecuting (including the right to direct counsel and make final patent prosecution decisions), and abandoning such Patent Right in the Field at Progenics’ own expense.  In furtherance of such right, Wyeth shall, at Progenics’ expense, reasonably cooperate with Progenics as set forth in this Section 6.4.3 with respect to the Wyeth Collaboration Patent Rights and Joint Patent Rights.   At Progenics’ request and to the extent not previously provided to Progenics, Wyeth shall provide to Progenics [*] ([*], as applicable) of [*] that Wyeth may have in its possession related to the Wyeth Collaboration Patent Rights and Wyeth’s interest in the Joint Patent Rights and related to the Development and/or Commercialization of the Compound and Products.   Progenics’ and Wyeth’s prosecution counsel shall meet [*] after [*] to create and implement a plan for transferring prosecution responsibility to Progenics, including [*].  Wyeth shall promptly sign, and cause its then-current employees, as appropriate, to sign, and require its employees to sign in the future, where appropriate, all documents as may be reasonably requested by Progenics, make all rightful oaths, and take other actions reasonably necessary to assist Progenics in prosecuting and maintaining appropriate protection for such Patent Rights, all at Progenics’ cost and expense.  Wyeth shall provide Progenics the contact information that Wyeth has for any employee whose employment with Wyeth has ceased, to the extent such information is available and its disclosure to Progenics would not violate any applicable law, and cooperate with Progenics to the extent reasonably necessary to effectuate the provisions of this Section 6.4.3 by providing [*] to participate in no more than [*] per [*] that shall not be longer than [*] in duration; provided that (a) such consultation shall occur during normal business hours and in such a way as to not be disruptive to [*], (b) Wyeth’s obligation to participate in such meetings shall end [*] after [*], (c) [*] shall provide [*] with an agenda for each such meeting at least [*] in advance of such meeting indicating [*], and (d) [*] may, in its sole discretion, elect to [*].

6.5.      Non-Assertion of Rights.  Following the Signing Date, Wyeth, on behalf of itself and its current and/or future Affiliates, agrees not to assert any Wyeth Independent Patent Rights against Progenics, its current and/or future Affiliates, designees, licensees, sublicensees, independent contractors, distributors, wholesalers or other Third Parties with which or whom Progenics does business relating to the Development, Commercialization or other exploitation of the Compound and the Products.

6.6.      Non-exclusive License to Wyeth.  Solely in order to enable Wyeth to fulfill its obligations pursuant to this Termination Agreement and only for such time and to the extent as Wyeth is fulfilling such obligations, Progenics shall, and hereby does, grant to Wyeth a fully paid-up, royalty-free, worldwide, non-exclusive license in the Field under the Assigned IP and Progenics Technology and Progenics’ interest in the Joint Technology.

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7.	Representations, Warranties and Covenants; Indemnity

7.1.      By Wyeth.   Wyeth hereby represents, warrants and covenants to Progenics that as of the Signing Date:

    7.1.1.      Authorization and Enforcement of Obligations.   Wyeth (a) has the corporate power and authority and the legal right to enter into this Termination Agreement and to perform its obligations hereunder and (b) has taken all necessary corporate action on its part to authorize the execution and delivery of this Termination Agreement and the performance of its obligations hereunder.  This Termination Agreement has been duly executed and delivered on behalf of Wyeth, and constitutes a legal, valid, binding obligation, enforceable against Wyeth in accordance with its terms.

    7.1.2.      Consents.  To the knowledge of Wyeth, all necessary consents, approvals and authorizations of all governmental authorities and other Persons required to be obtained by Wyeth in connection with this Termination Agreement, other than consents to the assignment of any Third Party Contracts, have been obtained.

    7.1.3.  Accuracy of Exhibit L.  Exhibit L1 and Exhibit L2 contains a complete and accurate list of the Wyeth Collaboration Patent Rights and the Joint Patent Rights, respectively.  No Omission from Exhibit L1 of any Wyeth Collaboration Patent Right or from Exhibit L2 of any Joint Patent Right shall be in derogation of the license in Section 6.4.1 hereof, and upon the discovery of such omission, the Parties shall promptly update Exhibit L1 and Exhibit L2 to include any such omitted Wyeth Collaboration Patent Right or Joint Patent Right.  Subject to the provisions of the Progenics- Wyeth Agreement and this Termination Agreement, Wyeth is, as of the Signing Date, the exclusive owner of the Wyeth Collaboration Patent Rights and Wyeth’s interest in the Joint Patent Rights, free and clear of all liens and encumbrances.

    7.1.4.  No Representations Related to Sales and Forecasts.  Progenics acknowledges and agrees that nothing in this Termination Agreement (including, without limitation, any exhibits or attachments hereto or any Third Party Contracts) or any information provided to Progenics pursuant to this Termination Agreement shall be construed as a representation, warranty, or covenant by Wyeth (i) that a particular Product under Development will be successfully Developed on any particular timetable (or at all), or (ii) with respect to demand for, anticipated sales of, or the actual value of any Product.  Without limiting the foregoing, Progenics acknowledges and agrees that the [*] contemplated in Section 5.3 or the information provided to Progenics in any [*] provided in Sections 4.1.1, 4.2.1 or 4.3.1 or elsewhere in this Termination Agreement or that have otherwise been discussed by the Parties are merely intended to assist the parties in their planning as they transition responsibility for Development and Commercialization of the Products to Progenics.  WYETH MAKES NO REPRESENTATION, WARRANTY OR COVENANT, EITHER EXPRESS OR IMPLIED, THAT IT WILL BE ABLE TO SUCCESSFULLY DEVELOP OR COMMERCIALIZE ANY PRODUCT OR, IF COMMERCIALIZED, THAT ANY PRODUCT WILL ACHIEVE ANY PARTICULAR SALES LEVEL.

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    7.1.5.  No Implied Warranties.  EXCEPT FOR THE EXPRESS REPRESENTATIONS AND WARRANTIES SET FORTH IN THIS SECTION 7.1, WYETH MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, REGARDING THE COMPOUNDS, THE PRODUCTS OR ABOUT ANY KNOW-HOW OR PATENT RIGHTS.  WITHOUT LIMITATION, WYETH EXPRESSLY DISCLAIMS ANY IMPLIED WARRANTY OF TITLE, NON-INFRINGEMENT, MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE.

7.2.      By Progenics.   Progenics hereby represents, warrants and covenants to Wyeth that as of the Signing Date:

    7.2.1.      Authorization and Enforcement of Obligations.   Progenics (a) has the corporate power and authority and the legal right to enter into this Termination Agreement and to perform its obligations hereunder and (b) has taken all necessary corporate action on its part to authorize the execution and delivery of this Termination Agreement and the performance of its obligations hereunder.  This Termination Agreement has been duly executed and delivered on behalf of Progenics, and constitutes a legal, valid, binding obligation, enforceable against Progenics in accordance with its terms.

    7.2.2.  Consents.  To the knowledge of Progenics, all necessary consents, approvals and authorizations of all governmental authorities and other Persons required to be obtained by Progenics in connection with this Termination Agreement have been obtained.

    7.2.3.  Accuracy of Exhibit L.  Exhibit L2 contains a complete and accurate list of the Joint Patent Rights.  No omission from Exhibit L2 of any Joint Patent Right shall be in derogation of the license in Section 6.4.1 hereof, and upon the discovery of such omission, the Parties shall promptly update Exhibit L2 to include any such omitted Joint Patent Right.  Subject to the provisions of the Progenics- Wyeth Agreement and this Termination Agreement, Progenics is, as of the Signing Date, the exclusive owner of Progenics’ interest in the Joint Patent Rights, free and clear of all liens and encumbrances.

    7.2.4.  No Implied Warranties.  EXCEPT FOR THE EXPRESS REPRESENTATIONS AND WARRANTIES SET FORTH IN THIS SECTION 7.2, PROGENICS MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, REGARDING THE COMPOUNDS, THE PRODUCTS OR ABOUT ANY KNOW-HOW OR PATENT RIGHTS.  WITHOUT LIMITATION, PROGENICS EXPRESSLY DISCLAIMS ANY IMPLIED WARRANTY OF TITLE, NON-INFRINGEMENT, MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE.

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7.3.      Indemnity.

    7.3.1.   Indemnification by Wyeth.   Wyeth shall indemnify, defend and hold harmless each Progenics Indemnified Party from and against any and all Liability that the Progenics Indemnified Party may be required to pay one or more Third Parties resulting from or arising out of:   (a) any intentional misconduct or gross negligence on the part of Wyeth or its Affiliates in performing any activity contemplated by this Termination Agreement; (b) personal injury or death of any person as a result of use of any Product sold by Wyeth, its Affiliates or sublicensees prior to or during the US Sale Period or International Sale Period ; (c) the material breach by Wyeth of any of its representations, warranties or covenants set forth in this Termination Agreement; (d) any breach by Wyeth of any Selected Third Party Contract occurring or liability arising prior to the assignment of such contract to Progenics; or (e) any action taken by Wyeth or failure of Wyeth to act prior to the Effective Date with regard to the listing of any Patent Right in the Orange Book with respect to any Product; except, in each case, to the extent caused by the gross negligence or intentional misconduct of Progenics or any Progenics Indemnified Party.

    7.3.2.  Indemnification by Progenics.   Progenics shall indemnify, defend and hold harmless each Wyeth Indemnified Party from and against any and all Liability that the Wyeth Indemnified Party may be required to pay one or more Third Parties resulting from or arising out of:   (a) Wyeth’s Commercialization of the SC Product or retaining ownership of any Registrational Filings and Regulatory Approvals beyond the International Sale Period as a result of Progenics’ request, pursuant to Section 4.3.1 or 5.2.5; (b) any intentional misconduct or gross negligence on the part of Progenics or its Affiliates in performing any activity contemplated by this Termination Agreement; (c) personal injury or death of any person as a result of use of any Product sold by Wyeth, its Affiliates or sublicensees in accordance with this Termination Agreement after the US Sale Period or International Sale Period or by Progenics, its Affiliates or sublicensees, regardless of whether Wyeth’s name appears on the label for such Product; (d) the material breach by Progenics of any of its representations, warranties or covenants set forth in this Termination Agreement; (e) any breach by Progenics of any Selected Third Party Contract occurring or liability arising after the assignment of such contract to Progenics; (f) the Development, marketing, promotion, manufacture, use, sale, offer for sale, or importation of any Product after the US Sale Period or International Sale Period, as applicable; or (g) any action taken by Progenics or failure of Progenics to act after the Effective Date with regard to the listing of any Patent Right in the Orange Book with respect to any Product; except, in each case, to the extent caused by the gross negligence or intentional misconduct of Wyeth or any Wyeth Indemnified Party.

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    7.3.3.   Procedure.  Each Party will notify the other Party in writing in the event it becomes aware of a Claim for which indemnification may be sought hereunder.  In case any proceeding ( including any governmental investigation) shall be instituted involving any Party in respect of which indemnity may be sought pursuant to this Section 7.3 (Indemnity), such Party (the “ Indemnified Party”) shall promptly notify the other Party (the “ Indemnifying Party”) in writing and the Indemnifying Party and Indemnified Party shall meet to discuss how to respond to any Claims that are the subject matter of such proceeding.  The Indemnified Party shall cooperate fully with the Indemnifying Party in defense of such matter.  The Indemnifying Party, upon request of the Indemnified Party, shall retain counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party and shall pay the fees and expenses of such counsel related to such proceeding.  In any such Claim, the Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of the Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such Claim ( including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation of both Parties by the same counsel would be inappropriate due to actual or potential differing interests between them.  All such fees and expenses shall be reimbursed as they are incurred.  The Indemnifying Party shall not be liable for any settlement of any Claim effected without its written consent, but, if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify the Indemnified Party from and against any loss or liability by reason of such settlement or judgment.  The Indemnifying Party shall not, without the written consent of the Indemnified Party, effect any settlement of any pending or threatened Claim in respect of which the Indemnified Party is, or arising out of the same set of facts could have been, a party and indemnity could have been sought hereunder by the Indemnified Party, unless such settlement includes an unconditional release of the Indemnified Party from all liability on claims that are the subject matter of such proceeding.

   7.3.4.  Insurance.   As long as Progenics, directly or indirectly, continues to Commercialize a Product, Progenics agrees to use Commercially Reasonable Efforts to obtain and maintain commercial general liability insurance, including products liability insurance, with reputable and financially secure insurance carriers to cover its indemnification obligations under Section 7.3.2 (Indemnification by Progenics), in each case with limits of not less than [*] United States dollars ( US$[*]) per occurrence and in the aggregate.  Insurance shall be procured with carriers having [*].

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8.	Release; Public Statements

8.1.  Release.  Each Party (each, a “ Releasing Party”) hereby releases and forever discharges the other Party and its past, present and future Affiliates, directors, officers, employees, agents, representatives and each of their respective successors and assigns (individually, a “ Releasee” and, collectively, “ Releasees”) from any and all Claims whatsoever, whether known or unknown, suspected or unsuspected, both at law and in equity which the Releasing Party now has, has ever had, or may hereafter have against the respective Releasees arising out of any matter, cause or event occurring prior to the Signing Date, including any rights to indemnification or reimbursement, other than as preserved herein; provided, however, that this Release shall not release or discharge (a) any Claims by a Releasing Party against a Releasee under this Termination Agreement, including as a result of a breach of any representation, warranty or covenant, and (b) Wyeth’s obligation to pay royalties under the Progenics- Wyeth Agreement that have accrued prior to the Signing Date but have not yet been paid.  Each Releasing Party hereby irrevocably covenants to refrain from, directly or indirectly, asserting any claim or demand, or commencing, instituting or causing to be commenced or instituted any proceeding of any kind, against any Releasee, based upon any Claim released hereby.  Furthermore, if a Releasing Party commences such a proceeding against a Releasee and the judicial body before which the proceeding is brought determines in a final judgment that such claim or demand has been released pursuant to this Section 8.1, such Releasing Party shall reimburse the Releasee for all expenses ( including reasonable costs of investigation and defense and attorney’s fees) incurred in connection with such proceeding.

8.2.  Non-Disparagement.  Neither Party, nor any of its Affiliates, shall, at any time, make any public statements that disparage the other Party or any of its Affiliates or their respective officers, directors, employees, advisors, businesses or reputations relating to the subject matter of the Progenics- Wyeth Agreement or this Termination Agreement.  Notwithstanding the foregoing, this Section 8.2 shall not, in and of itself, preclude a Party from (a) marketing or promoting any products that compete with the other Party’s products (including engaging in competitive advertising to market such product) or (b) making truthful statements or disclosures that are required by applicable law, regulation or legal process.

8.3.       Public Announcements.  Neither Party hereto shall issue any press release or other publicity materials, or make any public representation with respect to the existence of this Termination Agreement or the reasons therefor or the subject matter hereof, except for the mutually agreed upon press release announcing the change in the relationship of the Parties, the reasons for that change and the Parties’ mutual appreciation for the work invested into the Compound and the Product.

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9.	Miscellaneous

9.1.  Records and Audits.  Each Party (the “Audited Party”) shall keep and maintain, and shall cause its Affiliates and Commercial Partners (each also an “Audited Party”), to keep and maintain, accurate and complete books and records in sufficient detail to permit accurate determination of all figures necessary for the other Party (the “Auditing Party”) to verify the amounts paid, or requested to be paid, by the Auditing Party to the Audited Party as provided in this Termination Agreement, including, without limitation, Sections 4.1.2, 4.2.1, 4.3.1, 5.2.2 and 5.6.4, for a period of at least [*] after the end of the calendar quarter in which they were generated.  Upon [*] prior written notice from the Auditing Party, the Audited Party shall permit an independent certified public accounting firm of nationally recognized standing, selected by the Auditing Party and acceptable to the Audited Party, to examine, at the Auditing Party’s expense, the relevant books and records of the Audited Party as may be necessary to verify any amounts paid, or requested to be paid, by the Auditing Party to the Audited Party.  Each Party shall not be entitled to conduct more than [*] such [*] in any calendar year.  The accounting firm shall be provided access to books and records at the Audited Party’s facility(ies) where such books and records are normally kept and such examination shall be conducted during the Audited Party’s normal business hours.  The Audited Party may require the accounting firm to sign a standard non-disclosure agreement before providing access to its facilities or records.  Upon completion of the audit, the accounting firm shall provide both Wyeth and Progenics a written report disclosing any discrepancies in the amount paid, or requested to be paid, by the Auditing Party.  If the accounting firm concludes that the Auditing Party overpaid the Audited Party, the Audited Party shall pay the Auditing Party the amount of such overpayment within [*] of receiving such audit report plus interest, which shall be calculated at the average of the prime rate reported by [*], each month during the period from the time such overpayment was paid, plus [*] per annum.  Additionally, if the accounting firm concludes that the Auditing Party overpaid the Audited Party by more than [*], the Audited Party shall reimburse the Auditing Party for the out-of-pocket expenses incurred in conducting the audit.  If the accounting firm concludes that the Auditing Party underpaid the Audited Party, the Auditing Party shall promptly pay the amount of such underpayment to the Audited Party, without interest.

9.2.  No Further Obligations.  Except as expressly provided in this Termination Agreement, Wyeth shall have no obligations with respect to the Development and Commercialization of the Compound and Product.  Without limiting the generality of the foregoing, except as expressly provided in Sections 4.1 and 5.2 and Exhibits A, D and M, Wyeth shall have no obligation to conduct or reimburse Progenics for conducting any Development activities related to the Products or Compounds.

9.3.  Surviving Sections of the Progenics- Wyeth Agreement and the Partial Termination Agreement.  The Parties hereby acknowledge, agree and reaffirm that Section 8 (Confidentiality) of the Progenics- Wyeth Agreement will not be terminated by reason of the termination of the Progenics- Wyeth Agreement, but shall survive the termination of the Progenics- Wyeth Agreement; provided, however, that in the event of any conflict between the terms of this Termination Agreement and the terms of the Progenics- Wyeth Agreement, the terms of this Termination Agreement shall control.

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9.4.  Confidentiality of the Terms of this Termination Agreement.  The Parties hereby agree that the terms of this Termination Agreement shall be treated in the same manner as the Parties have agreed to treat the terms of the Progenics-Wyeth Agreement pursuant to Section 8 (Confidentiality) of the Progenics- Wyeth Agreement.

9.5.  Assignment.  Neither this Termination Agreement nor any interest under this Termination Agreement shall be assignable by a Party without the prior written consent of the other Party, except as provided in this Section 9.5.  Either Party may assign its rights and obligations under this Termination Agreement , without the prior written consent of the other Party, (a) to an Affiliate of such Party or (b) by way of the sale of such Party itself or the sale of a substantial portion of the business of such Party to which this Termination Agreement relates, through merger, sale of assets and/or sale of stock or ownership interest; provided, however, that such sale is not primarily for the benefit of such Party’s creditors.  In any such case, the assignment may only be made to the Person acquiring the Party to this Termination Agreement or the business of the Party.  Further, Progenics and ProNev may assign or sublicense any or all of their rights under this Termination Agreement or the Progenics-Wyeth Agreement, without the prior written consent of Wyeth, to any Third Party in connection with any financing being provided to Progenics or ProNev; provided that Progenics shall remain fully liable for the performance of this Termination Agreement by any such assignee.  This Termination Agreement shall be binding upon the successors and permitted assigns of the Parties to this Termination Agreement and the name of a Party to this Termination Agreement appearing herein shall be deemed to include the names of such Party’s successors and permitted assigns to the extent necessary to carry out the intent of this Termination Agreement.  Any assignment not in accordance with this Section 9.5 above shall be void.  Each Party to this Termination Agreement shall promptly notify the other Party of any assignment or transfer under the provisions of this Section 9.5.

9.6.  Further Actions.  Each Party to this Termination Agreement agrees to execute, acknowledge and deliver such further agreements, instruments and documents, including confirmatory letters to Third Parties relating to this Termination Agreement and the transactions contemplated thereby, and to do all such other commercially reasonable acts as may be necessary in order to carry out the purposes and intent of this Termination Agreement and to secure the benefits thereof to the other Party.

9.7.  Force Majeure.  Neither Party shall be liable to the other for delay or failure in the performance of the obligations on its part contained in this Termination Agreement if and to the extent that such failure or delay is due to circumstances beyond its control that it could not have avoided by the exercise of reasonable diligence.  It shall notify the other Party promptly in the event such circumstances arise, giving an indication of the likely extent and duration thereof, and shall use all Commercially Reasonable Efforts to resume performance of its obligations as soon as practicable; provided, however, that neither Party shall be required to settle any labor dispute or disturbance.

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9.8.  Correspondence and Notices.

    9.8.1.  Ordinary Notices.  Correspondence, reports, documentation and any other communication in writing between the Parties in the course of ordinary implementation of this Termination Agreement shall be delivered by hand, sent by facsimile transmission (receipt verified), or by nationally recognized overnight delivery service to the employee or representative of the other Party who is designated by such other Party to receive such written communication.

    9.8.2.  Extraordinary Notices.  Extraordinary notices and communications ( including notices of termination, force majeure, material breach, change of address) shall be in writing and delivered by hand or sent by nationally recognized overnight delivery service, prepaid registered or certified air mail, or by facsimile confirmed by prepaid first class, registered or certified mail letter and shall be deemed to have been properly served to the addressee upon receipt of such written communication.

All correspondence to Wyeth shall be addressed as follows:

Wyeth Pharmaceuticals Division
500 Arcola Road
Collegeville, Pennsylvania  19426
Attn:   Senior Vice President, Corporate Business Development
Fax:  [*]

    Wyeth-Whitehall Pharmaceuticals, Inc.
    Road No. 3, Kilometer 142.1
    Guayama, Puerto Rico 00784
    Attn:  General Manager
    Fax:  [*]

    Wyeth-Ayerst Lederle, Inc.
    P.O. Box 6023
    65th Infantry Road, Kilometer 9.7
    Carolina, Puerto Rico 00987-4904
    Attn:   Managing Director
    Fax:  [*]

    AHP Manufacturing B.V.
    Grange Castle International Business Park
    Clondalkin, Dublin 22, Ireland
    Attn:  Managing Director
    Fax:  [*]

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with a copy to:

    Wyeth
    5 Giralda Farms
    Madison, New Jersey  07940
    Attn:   General Counsel
    Fax:  [*]

All correspondence to Progenics and ProNev shall be addressed as follows:

    Progenics Pharmaceuticals, Inc.
    777 Old Saw Mill River Road
    Tarrytown, New York  10591
    Attn:  Chief Executive Officer
    Fax:  [*]

with a copy to:

    Progenics Pharmaceuticals, Inc.
    777 Old Saw Mill River Road
    Tarrytown, New York  10591
    Attn:   General Counsel
    Fax:  [*]

9.9.      Amendment.  No amendment, modification or supplement of any provision of this Termination Agreement shall be valid or effective unless made in writing and signed by a duly authorized officer of each Party.

9.10.    Waiver.  No provision of this Termination Agreement shall be waived by any act, omission or knowledge of a Party or its agents or employees except by an instrument in writing expressly waiving such provision and signed by a duly authorized officer of the waiving Party.

9.11.    Severability.  If any clause or portion thereof in this Termination Agreement is for any reason held to be invalid, illegal or unenforceable, the same shall not affect any other portion of this Termination Agreement, as it is the intent of the Parties that this Termination Agreement shall be construed in such fashion as to maintain its existence, validity and enforceability to the greatest extent possible.  In any such event, this Termination Agreement shall be construed as if such clause of portion thereof had never been contained in this Termination Agreement, and there shall be deemed substituted therefore such provision as will most nearly carry out the intent of the Parties as expressed in this Termination Agreement to the fullest extent permitted by applicable law.

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9.12.    Descriptive Headings.  The descriptive headings of this Termination Agreement are for convenience only and shall be of no force or effect in construing or interpreting any of the provisions of this Termination Agreement.

9.13.    Entire Agreement.  This Termination Agreement constitutes and contains the complete, final and exclusive understanding and agreement of the Parties and cancels and supersedes any and all prior negotiations, correspondence, understandings and agreements, whether oral or written, between the Parties respecting the subject matter hereof and thereof, including, without limitation, the Progenics- Wyeth Agreement and the Partial Termination Agreement, except to the extent provided herein.

9.14.    Independent Contractors.  Both Parties are independent contractors under this Termination Agreement.  Nothing herein contained shall be deemed to create an employment, agency, joint venture or partnership relationship between the Parties hereto or any of their agents or employees, or any other legal arrangement that would impose liability upon one Party for the act or failure to act of the other Party.  Neither Party shall have any express or implied power to enter into any contracts or commitments or to incur any liabilities in the name of, or on behalf of, the other Party, or to bind the other Party in any respect whatsoever.  Other than the express duties and obligations set forth in this Termination Agreement, neither Party shall have any implied fiduciary duty to the other Party.

9.15.    Counterparts.  This Termination Agreement may be executed in any number of counterparts, each of which need not contain the signature of more than one Party, but all such counterparts taken together shall constitute one and the same agreement.

9.16.    Future Relationships.  Except as expressly stated herein, nothing contained in this Termination Agreement shall be construed, by implication or otherwise, as an obligation of any Party hereto to enter into a further agreement regarding the subject matter of this Termination Agreement.  Further, other than as expressly stated herein, nothing herein shall be construed to grant either Party hereto a license, either express or implied, to any patent, know-how, trademark or trade name of the other Party.

9.17.    Interpretation.  The use of any gender herein shall be deemed to be or include the other genders and the use of the singular herein shall be deemed to include the plural (and vice versa), wherever appropriate.  The words “ include,” “ includes” and “ including” shall be deemed to be followed by the phrase “without limitation,” “but not limited to,” or their equivalent.  The word “ will” shall be construed to have the same meaning and effect as the word “shall.”  Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified, (b) any reference herein to any Person shall be construed to include the Person’s successors and assigns, (c) the words “ herein,” “ hereof” and “ hereunder,” and words of similar import, shall be construed to refer to this Termination Agreement in its entirety and not to any particular provision hereof and (d) all references herein to Sections, Exhibits or Schedules shall be construed to refer to Sections, Exhibits and Schedules of this Termination Agreement.

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9.18.    No Third Party Rights or Obligations.  Except as provided hereunder, no provision of this Termination Agreement shall be deemed or construed in any way to result in the creation of any rights or obligation in any Person not a Party to this Termination Agreement.

9.19.    Governing Law.  This Termination Agreement, the rights of the Parties, and all Claims arising in whole or in part under or in connection herewith, will be governed by and construed in accordance with the substantive laws in effect in the State of New York, without giving effect to any choice or conflict of law provision or rule that would cause the application of the laws of any other jurisdiction.

9.20.    Jurisdiction; Venue; Service of Process.

    9.20.1.    Jurisdiction.  Each Party to this Termination Agreement, by its execution hereof, (a) hereby irrevocably submits to the exclusive jurisdiction of the state courts of the State of New York located in New York City or the United States District Court for the Southern District of New York located in New York City for the purpose of any Claim between the Parties arising in whole or in part under or in connection with this Termination Agreement, (b) hereby waives to the extent not prohibited by applicable law, and agrees not to assert, by way of motion, as a defense or otherwise, in any such Claim, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that any such Claim brought in one of the above-named courts should be dismissed on grounds of forum non conveniens, should be transferred or removed to any court other than one of the above-named courts, or should be stayed by reason of the pendency of some other proceeding in any other court other than one of the above-named courts, or that this Termination Agreement or the subject matter hereof may not be enforced in or by such court and (c) hereby agrees not to commence any such Claim other than before one of the above-named courts.  Notwithstanding the previous sentence, a Party may commence any Claim in a court other than the above-named courts solely to seek pre-litigation attachment of assets or preliminary injunction relief prior to litigation on the merits in the above-named courts or for the purpose of enforcing an order or judgment issued by one of the above-named courts.

    9.20.2.    Venue.  Each Party agrees that for any Claim between the Parties arising in whole or in part under or in connection with this Termination Agreement, such Party shall bring any such Claims only in the City of New York.  Each Party further waives any Claim and will not assert that venue should properly lie in any other location within the selected jurisdiction.

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   9.20.3.     Service of Process.  Each Party hereby (a) consents to service of process in any Claim between the Parties arising in whole or in part under or in connection with this Termination Agreement in any manner permitted by New York law, (b) agrees that service of process made in accordance with clause (a) or made by registered or certified mail, return receipt requested, at its address specified pursuant to Section 9.8, will constitute good and valid service of process in any such Claim and (c) waives and agrees not to assert (by way of motion, as a defense, or otherwise) in any such Claim any Claim that service of process made in accordance with clause (a) or (b) does not constitute good and valid service of process.

9.21.    Waiver of Jury Trial.  TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW THAT CANNOT BE WAIVED, THE PARTIES HEREBY WAIVE, AND COVENANT THAT THEY WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY ACTION ARISING IN WHOLE OR IN PART UNDER OR IN CONNECTION WITH THIS TERMINATION AGREEMENT OR ANY OF THE CONTEMPLATED TRANSACTIONS, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.  THE PARTIES AGREE THAT ANY OF THEM MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED-FOR AGREEMENT AMONG THE PARTIES IRREVOCABLY TO WAIVE ITS RIGHT TO TRIAL BY JURY IN ANY PROCEEDING WHATSOEVER BETWEEN THEM RELATING TO THIS TERMINATION AGREEMENT OR ANY OF THE CONTEMPLATED TRANSACTIONS, WHICH WILL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

9.22.    Dispute Resolution.  If the Parties are otherwise unable to resolve a dispute among them informally, Wyeth or Progenics, by written notice to the other, may have such dispute referred to their respective executive officers designated for attempted resolution by good faith negotiations (each, a “ Responsible Executive”).

For Wyeth:                                           [*]
             (or an appropriate successor)

For Progenics:                                     [*]

Any such dispute shall be submitted to the Responsible Executives no later than [*] following such request by either Wyeth or Progenics.  In the event the Responsible Executives are not able to resolve any such dispute within [*] after submission of the dispute to such executive officers, Wyeth or Progenics, as the case may be, may pursue whatever measures legally available to resolve such dispute.  All negotiations pursuant to this Section 9.22 shall be treated as compromise and settlement negotiations.  Nothing said or disclosed, nor any document produced, in the course of such negotiations which is not otherwise independently discoverable shall be offered or received as evidence or used for impeachment or for any other purpose in any current or future arbitration or litigation between the Parties.

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9.23.    Limitation of Damages.  IN NO EVENT SHALL EITHER PARTY OR ITS AFFILIATES BE LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, INCIDENTAL, SPECIAL, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES, WHETHER BASED UPON A CLAIM OR ACTION OF CONTRACT, WARRANTY, NEGLIGENCE, STRICT LIABILITY OR OTHER TORT, OR OTHERWISE, ARISING OUT OF OR RELATING TO THE SUBJECT MATTER OF THIS TERMINATION AGREEMENT.  THE FOREGOING LIMITATION SHALL NOT LIMIT EITHER PARTY’S RIGHT TO RECOVER UNDER THE INDEMNIFICATION PROVISIONS IN THIS TERMINATION AGREEMENT OR FOR ANY BREACH OF CONFIDENTIALITY OBLIGATIONS BY EITHER PARTY HERETO.

9.24.   Specific Performance.  The Parties to this Termination Agreement agree that if any of the provisions of this Termination Agreement were not performed in accordance with their specific terms, or were otherwise breached, irreparable damage may occur which would be extremely impractical or difficult to measure and that as a result no adequate remedy of law may exist; accordingly the non-defaulting Party, in addition to any other available rights or remedies, shall have the right to seek, in a court of competent jurisdiction, specific performance of the terms of this Termination Agreement.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, duly authorized representatives of the Parties have duly executed this Termination Agreement on the Signing Date to be effective as of the Effective Date of this Termination Agreement.

Wyeth, acting through its Wyeth Pharmaceuticals Division	Progenics Pharmaceuticals, Inc.
By:/s/ Robert A. Dougan	By:/s/ Mark R. Baker
Name: Robert A. Dougan Title: Senior Vice President	Name: Mark R. Baker Title: President

Wyeth-Whitehall Pharmaceuticals, Inc.	Progenics Pharmaceuticals Nevada, Inc.
By:/s/ Robert E. Landry	By:/s/ Mark R. Baker
Name: Robert E. Landry Title: Vice President	Name: Mark R. Baker Title: Director and Secretary

Wyeth-Ayerst Lederle, Inc.	Excelsior Life Sciences Ireland Limited
By:/s/ Gregory Norden	By:/s/ Mark R. Baker
Name: Gregory Norden Title: Executive Vice President	Name: Mark R. Baker Title: Director and Secretary

AHP Manufacturing B.V., trading as Wyeth Medica Ireland
By:/s/ John C. Kelly
Name: John C. Kelly Title: Vice President and Managing Director

By:/s/ Eileen M. Lach
Name: Eileen M. Lach Title: Vice President and Managing Director

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Exhibit A

Termination Development Plan

[*]

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Exhibit B

US Termination Commercialization Plan

[*]

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Exhibit C

Ex-US Termination Commercialization Plan

[*]

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Exhibit D

Wyeth Activities Related to the US Regulatory Submissions

[*]

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Exhibit E

Manufacturing and Supply Terms for the SC Product

[*]

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Exhibit F

Wyeth Formulations of Oral Products

[*]

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Exhibit G

Exhibit G1:   Third Party Contracts

[*]

Exhibit G2: Selected Third Party Contracts¹

[*]

__________________________
1 [LIST TO BE FINALIZED BY THE PARTIES AFTER THE SIGNING DATE]

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Exhibit H

Exhibit H1:  Assigned US IP

US Trademarks

[*]

Exhibit H2: Assigned Ex-US IP

Ex-US Trademarks

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Exhibit I

Form of Trademark and Domain Name Assignment Agreement

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Exhibit J

Form of Assignment of Copyrights

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Exhibit K

Wyeth Trademarks

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Exhibit L

Exhibit L1:  Licensed Wyeth Collaboration Patent Rights

[*]

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Exhibit L2:  Licensed Joint Patent Rights

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Exhibit M

Possible Ex-US Launch Countries

[*]

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